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                                                                   EXHIBIT 10.45


                      THE FARMERS NATIONAL BANK OF OPELIKA
                        KEY PERSONNEL STOCK OPTION PLAN
                       EFFECTIVE DATE - OCTOBER 28, 1992
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1.   PURPOSE:  This Key Personnel Stock Option Plan (the "Plan") of The Farmers
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National Bank of Opelika (the "Bank") is intended to provide incentives to certain "key personnel" of the Bank, whether presently or prospectively employed, to encourage stock ownership in the Bank by key personnel and to encourage key personnel to remain employed by the Bank.

2.   STOCK SUBJECT TO OPTION:  On October 28, 1992, 287,168 shares of Farmers
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National Bancshares, Inc. stock have been issued, with 540,000 shares authorized. 286,868 shares were outstanding as of August 1, 1992, with 300 shares in Treasury. Subject to the provisions of Section 5 and 6, the total number of shares of stock with respect to which options ("Options") may be granted under the Plan is 125,000 shares of common stock (par value $0.05) of the Bank (the "Common Stock"). If an option expires or terminates for any reason without being exercised in full, the unpurchased shares subject to such option shall again be available for purposes of the plan.

3.   ADMINISTRATION OF THE PLAN:  The Plan shall be administered by a committee
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of the Board of Directors consisting of not less than three directors.  As used herein, the term "Personnel Committee" refers to such committee. The Personnel Committee shall recommend to the Board of Directors the officers, key employees, and directors of the Bank, ("key personnel"), to whom Options shall be granted, the number of shares covered thereby and the terms and provisions of Options, subject to the terms and conditions of this Plan. In making such recommendations, the Personnel Committee shall take into account the nature of the services rendered and to be rendered by the respective key personnel, their present and potential contributions to the Bank and any other factors which the Bank deems relevant. Subject to the provisions of this Plan, the Personnel Committee shall have full and conclusive authority to
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interpret this Plan; to determine the terms and provisions of the respective
Option agreements (which need not be identical); and to make all other determinations necessary or advisable for the proper administration of this Plan, all subject to the approval of the Board of Directors.

4.   PARTICIPANTS: Participants will be selected by the Personnel Committee from
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among key personnel of the Bank and may include officers, directors, and key employees.

5.   AWARD OF OPTIONS:  Except  for termination of this Plan as provided in
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Sections 6.4 and 10, the Personnel Committee may, in its discretion, grant
Options under this Plan from time to time prior to October 28, 2002. The shares covered by the unexercised portion of any terminated or expired Options shall become available again for the grant of Options under this Plan. It is intended that Options granted under this Plan shall not constitute incentive stock options ("ISOs") within the meaning of Section 422A of the Internal Revenue Code of 1986 or any successor provision, and shall be known and construed as "Non-Qualified Stock Options."

     6.   ADJUSTMENTS OF OPTIONS:
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          6.1  The number of shares of Common Stock subject to this Plan and the exercise Price (as defined in Section 7) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (a) the subdivision or consolidation of such shares, (b) the payment of a stock dividend on the Common Stock or (c) any other increase or decrease in the number of shares of the Common Stock effected without receipt of consideration by the Bank.

          6.2 In the event of a change in the Common Stock as presently constituted, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of this Plan.

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          6.3  If the Bank shall be the surviving corporation in any merger, this Plan shall pertain to and apply to the securities to which a holder of the number of shares of the Common Stock then remaining subject to this Plan would have been entitled immediately after such merger if such holder had owned the Common Stock on the effective date of such merger.

          6.4 A dissolution or liquidation of the Bank shall cause this Plan and the Options granted pursuant hereto to terminate. Upon a merger or consolidation in which the Bank is not the surviving corporation all Options granted pursuant hereto shall vest and the surviving corporation shall either (a) cause this Plan to terminate or (b) continue this Plan in full force and effect in accordance with its terms, except that this Plan shall pertain to and apply to the securities of the surviving corporation to which a holder of the number of shares of the Common Stock then remaining subject to this Plan would have been entitled immediately after such merger or consolidation if such holder had owned the Common Stock on the effective date of such merger or consolidation. The Bank shall notify in writing all key personnel holding Options granted pursuant to this Plan of any termination of the Plan or of such Options under this Section
               6.4. Notwithstanding Section 7.5.1, such a termination of this Plan shall entitle all key personnel holding outstanding Options granted pursuant to this Plan to purchase, in whole or in part, the total number of shares of the surviving corporation to which a holder of the number of Option Shares (as defined below) then outstanding would have been entitled immediately after such merger or consolidation by exercising such Options

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               on or before one hundred ninety-five (195) days after receipt of written notice that this Plan is terminated.

7.   TERMS AND CONDITIONS OF OPTIONS: Options granted under this Plan shall be
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subject to the following terms and conditions and shall be evidenced by written
Option Agreements in such form not inconsistent with this Plan as the Personnel Committee shall from time to time determine:

     7.1  Option Effective Date: Each Option Agreement shall specify an
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          effective date (the "Effective Date") which shall be the date the
          Option is granted by the Board of Directors.

     7.2  Option Term: An Option shall in no event be exercisable after the
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          expiration of ten (10) years from the Effective Date of the Option.

     7.3  Exercise Price: The exercise price of Options granted hereunder shall
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          be the price per share fixed by the Board of Directors (the "Exercise
          Price"); provided, however, that the Exercise Price per share of Common Stock shall not be less than the fair market value of a share of Common Stock on the date the Option is granted, as determined in good faith by the Board of Directors. Beginning Option Price as of October 28, 1992 is $30.00 per share.

     7.4  Change in Control: A "Change in Control" of the Bank is deemed to have
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          occurred for the purposes of this Plan if (1) a person or group of persons other than any person who has been granted by the Board of Directors an Option or Options pursuant to which such person is entitled to purchase shares of the Bank, becomes the beneficial owner of shares of the Bank equal to 25% or more of the total outstanding Common Stock or (2) as a result of, or in connection with, any cash tender offer or exchange offer, merger or other

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          business combination, sale of assets or contested election of
          Directors, or any combination of the foregoing transactions, the persons who were Directors of the Bank before such transaction will cease to constitute a majority of the Board of Directors of the Bank before such transaction will cease to constitute a majority of the Board of Directors of the Bank or any successor institution to the Bank.

     7.5  Exercise of Options:
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          7.5.1  Rate of Exercise.  An Option which has been granted under this
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          Plan may be exercised with respect to (i) 20% of the total number of shares covered by the Option ("Option Shares") on or after one year from the Effective Date of the Option; (ii) 40% of the Option Shares on or after two years from the Effective Date; (iii) 60% of the Option Shares on or after three years from the Effective Date; (iv) 80% of the Option Shares on or after four years from the Effective Date; and
          (v) all the Option Shares on or after the fifth anniversary of the Effective Date. An Option granted under this Plan may be exercised at any rate in the sole discretion of the Optionee with respect to the shares subject to such Option.

               Except as provided in Section 7.8 below, an Option may not be exercised by the holder unless he or she is then, and continually after the grant of the Option has been, associated with the Bank.

          7.5.2  Partial Exercise; Further Limitations. Any Option may be
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          exercised for all or a part of the Option Shares with respect to which such Option is exercisable under this Section 7.5. The Personnel Committee may, however, in its discretion provide further

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          limitations on the exercise of Options granted under this Plan, subject to Board of Directors approval.

          7.5.3  Acceleration.  Notwithstanding the provisions of Section 7.5.1,
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          upon the grant of any Option or at any time or times thereafter before an Option has expired or been exercised in full, the Board of Directors in its discretion may cause such Option to provide or amend such Option to provide that the Option may be exercised with respect to all or any portion of the Option Shares at a time or times earlier than that provided in Section 7.5.1, and any Option may be exercised with respect to all or any portion of the Option Shares immediately upon any Change in Control of the Bank or upon the death or total disability of an Option holder.

     7.6  Method of Exercise. Subject to sections 7.5 and 7.9, an Option may be
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          exercised from time to time by written notice to the Controller stating the number of shares with respect to which the Option is being exercised, which notice shall be accompanied by payment in full for the stock acquired. Payment for the stock may be in cash, or if the optionee's Option Agreement so provides, payment in full for the shares acquired may be made in whole or in part by the surrender of Common Stock. In the event Common Stock is used to pay all or a portion of the price for the stock acquired, the optionee shall receive credit for the fair market value of the stock surrendered as of the date of surrender.

     7.7  Non-assignability of Option Rights.  No Option shall be assignable or
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     transferable by an optionee except by will or by the laws of descent and distribution. Any distributee by will or by the laws of descent and distribution shall be bound by the provisions of this Plan. During the life of an optionee, the Option shall be exercisable only by such optionee. Any attempt to assign,

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     pledge, transfer, hypothecate or otherwise dispose of an option, and any levy of execution, attachment or similar process on an option shall be null and void.

     7.8  Exercise After Termination of Employment or Death.  In the event of
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     termination of employment of the holder for any reason, other than death or disability, the holder may not exercise an Option more than three (3) months after termination of employment. If the holder of an Option dies or becomes disabled and his employment is terminated, such Option shall vest and may be exercised by a legatee or legatees of the holder under his last will, or by his personal representatives or distributees or guardians, at any time during the remaining Option Term provided in Section 7.2.

     7.9  Restriction on Issuance of Shares.  The Company shall not be obligated
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     to sell or issue any shares pursuant to any Option Agreement if such issuance would result in the violation of any laws, including the Securities Act of 1933, as amended (the "Act") or any rules and regulations promulgated by the Federal Deposit Insurance Corporation.

     7.10  Purchase for Investment; Other Representation of Optionee.  In the
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     event that the offering of shares with respect to which an Option is being exercised is not registered under the Act, but an exemption is available which requires an investment representation or other representation, each optionee electing to purchase such shares will be required to represent that such shares are being acquired for investment and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary by counsel to the Bank. Stock certificates evidencing such unregistered shares acquired upon exercise of Options shall bear restrictive legends and such other restrictive legends as are required or advisable under the provisions of any applicable laws or any rules and regulations promulgated by the appropriate banking authorities.

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     7.11  Rights as a Shareholder.  An optionee shall have no rights as a
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     shareholder with respect to any shares covered by the Option until the date of issuance of a stock certificate for such shares. Subject to Section 6, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.   NO SPECIAL EMPLOYMENT RIGHTS: Nothing contained in the Plan or in any
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     option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Bank (or subsidiary) or interfere in any way with the right of the Bank (or subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option.

9.   APPROVAL OF SHAREHOLDERS: The Plan shall become effective when adopted by
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     the Board of Directors, but no Non-Qualified Stock Option granted under the
     Plan shall become exercisable unless and until the Plan shall have been approved by the Bank's shareholders. If such shareholder approval is not obtained with twelve (12) months after the date of the Board's adoption of the Plan, any Non-Qualified Stock Options previously granted under the Plan shall terminate and no further Non-Qualified Stock Options shall be granted. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

10.  TERMINATION AND AMENDMENT OF THE PLAN: This Plan shall terminate on October
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     28, 2002, and no Option shall be granted under this Plan after that date, but Options granted before termination of this Plan shall remain exercisable thereafter until they expire or lapse according to

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     their terms. The Plan may be terminated, modified or amended by the Board of Directors of the Bank; provided, however, that:

     (a) no such termination, modification or amendment without the consent of the holder of an Option shall adversely affect such holder's rights under such Option; and

     (b) any modification or amendment which would (1) materially increase the aggregate number of shares of Common Stock which may be issued under this Plan, (2) materially modify the requirements as to eligibility for participation in this Plan, or (3) materially increase the benefits accruing to participants under this Plan, shall be effective only if it is approved by the shareholders of the Bank at the next annual meeting of shareholders after the date of adoption by the Board of Directors of such modification or amendment; and

     (c) no such termination, modification or amendment shall affect any Option granted prior to such termination, modification or amendment unless such Option is specifically amended to incorporate the terms of such termination, modification or amendment.

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